Exhibit 99.1

MODERN
ROUND
VIRTUAL SHOOTING LOUNGE
2017 ICR CONFERENCE

SAFE HARBOR
CERTAIN STATEMENTS CONTAINED IN THIS PRESENTATION MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS UNDER FEDERAL SECURITIES LAWS, AND THE COMPANY INTENDS THAT SUCH FORWARD-LOOKING STATEMENTS BE SUBJECT TO THE SAFE-HARBOR CREATED THEREBY. SUCH FORWARD-LOOKING STATEMENTS INCLUDE BUT ARE NOT LIMITED TO STATEMENTS REGARDING OUR 2017 GOALS TO SECURE FINANCING FOR THE NEXT FOUR LOCATIONS, OPEN THREE OF THE FOUR LOCATIONS IN 2017, INCLUDING LAS VEGAS, DALLAS, AND SAN ANTONIO, DEVELOP THE PIPELINE FOR 2018 AND 2019, AND DEVELOP A LONG TERM STRUCTURE TO MONETIZE THE MEMBERSHIP BASE. THE COMPANY CAUTIONS THAT THESE STATEMENTS ARE QUALIFIED BY IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE REFLECTED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE THE DEMAND FOR THE COMPANY’S ENTERTAINMENT CONCEPT, THE COMPANY’S GROWTH OPPORTUNITIES, THE ABILITY OF THE COMPANY TO OPEN NEW AND EXPAND EXISTING LOCATIONS, THE SUCCESS OF NEW LOCATIONS, AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY’S REPORTS FILED WITH THE SEC, INCLUDING THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016.

MODERN ROUND
MODERN
ROUND
VIRTUAL SHOOTING LOUNGE

THE MODERN ROUND EXPERIENCE
MODERN ROUND

WELCOME TO MODERN ROUND

TECHNOLOGY LAB

MEMBERSHIP AND CHECK-IN

MODERN ROUND MOBILE APP – 23,000 MEMBERS
MODERN
ROUND
VIRTUAL SHOOTING LOUNGE
LOG IN
EMAIL or NICKNAME
PASSWORD
BECOME A MEMBER
FORGOT PASSWORD

LET’S GET SHOOTING!
LOUNGE PRICING
$25
$35
$45
MONDAY - FRIDAY
OPEN - 5PM
SATURDAY - SUNDAY
OPEN - 5PM
FRIDAY - SATURDAY
SUNDAY - THURSDAY
5PM - CLOSE
VISIT.WWW.MODERNROUND.COM FOR MORE INFO

CUSTOM CHANDELIER

MODERN ROUND BAR

DINING AREA

INTIMATE DINING AREA

REPLICA FIREARMS
Non-Recoil 9mm
Recoil 9mm
Recoil AR 15

USER INTERFACE
Games
Skill Drills
Live Action Scenarios
MODERN
ROUND
VIRTUAL SHOOTING LOUNGE
WELCOME
Amy Jo
John
Chris
Pepper
Calibrate
Practice
SAFETY FIRST
Safety Video
Build: 1.3.22878

OVER 100 CUSTOM TITLES
Back
Games
Skill Drills
Live Action Scenarios
BAYOU
EXTREME
PRO
EXTREME
MONTE
CARLO
DUCK
HUNTER
PRO
DUCK HUNTER
EXTREME
DUCK HUNTER
301
501
Cricket
DRONE ASSAULT
DRONE ASSAULT PRO
DRONE ASSAULT EXTREME
GUN RUN
GUN RUN PRO
GUN RUN EXTREME
Holiday
Hidden Object
Page Up
Page Down
Build: 1.2.20782

SAMPLE CONTENT
MONTE CARLO

SHOOTING LOUNGES
Scenario Debriefing

SHAREABLE CRAVEABLE CUISINE

UNIQUE FLAVOR PROFILES

VIRTUAL REALITY DESSERT MENU

29 DEGREE DRAFT BEER

WINE LIST WITH BROAD APPEAL

FUN SPECIALTY COCKTAILS

PRIVATE PARTIES & CORPORATE EVENTS

GUESTS COMMENTS
“Really amazing, food was good, drinks were great, whole concept was amazing. Service was excellent!!! Worth every penny and we will be back!!!”
YELP REVIEW
Totally unexpected fancy “schmancy” shooting arcade makes great strides in entertaining the west side of town. The staff really invests in the atmosphere and stays in character the entire time.
By atmosphere, they make it seem very James Bond-esque.
YELP REVIEW
This is the greatest new concept/entertainment bar ever.
Upscale Atmosphere, food, drinks, music, and play games with guns. Like laser tag for adults. Feel your inner James Bond! Such fun!
MEETING PLANNER FEEDBACK
The staff was very on-top of everything; Food, drinks, cartridge refills, etc. The food was great and our entire team had a blast. We will definitely be back with this group for other events.
MEETING PLANNER FEEDBACK

REVIEW SITES
yelp®
4 STAR RATING
61 REVIEWS
Review us on Google™
4.5 STAR RATING
92 REVIEWS
Tripadvisor®
4.5 STAR RATING
7 REVIEWS

BUSINESS POINTS
MODERN ROUND
MODERN ROUND
MODERN ROUND
MODERN ROUND
MODERN ROUND
MODERN ROUND

MODERN ROUND HISTORY
Executed license agreement with VirTra for exclusive commercial use of simulator system
Signed lease for Peoria, AZ location
Lease negotiated for Las Vegas location
Feb. 2014
Jan. 2015
Jun. 2015
Oct. 2015
Jun. 2016
Nov. 2016
Dec. 2016
Founded
Bill Scheidhauer hired as President and COO
Opened Peoria location
Achieved 23,000+ memberships

KEY METRICS
Peoria, AZ (Greater Phoenix Area)
Open Date
June 2016
Members
23,000
Male to Female Breakdown
59/41
Shooting Lounge Revenue
35%
Food & Beverage Revenue
65%
Average Location Size
12,000 to 15,000 Square Feet
Location Revenue
$5MM
Unit Level NOI
Over $1MM
Cost to Build (Pre-TI)
$3.5MM

PROVEN MANAGEMENT TEAM
Professional, experienced management comprised of restaurant, software development, entertainment and finance professionals
The team has built more than [100] other restaurant entertainment venues
Limited additions required for current growth plan
Previous Experience
LUCKY STRIKE LANES
iPic THEATERS®
Smith & Wesson®
BOWLMOR LANES
LONE STAR STEAKHOUSE & SALOON®
Essi Corporation
FRANK THEATRES
The WALT DISNEY Company
JILLIAN’S EAT DRINK PLAY
TRANSAMERICA®

2017 GOALS
Secure financing for the next four locations
Open three of the four locations in 2017 (Las Vegas, Dallas, San Antonio)
Develop pipeline for 2018 and 2019
Develop long term structure to monetize membership base

TAKE A SHOT WITH MODERN ROUND!